SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 21, 2001

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5. Other Events

                           On November 21, 2001, RHC announced that it had determined to purchase up to $400,000 of its common stock from time to time in accordance with the provisions of SEC regulations Section 240.10(b)-18 including the trading volume restrictions. A copy of the press release announcing this determination dated November 21, 2001 is filed as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

                         99.1 Press Release, dated November 21, 2001, announcing RHC'S intention to purchase up to $400,000 of its common stock in accordance with provisions of SEC regulations
                                            Section 240.10(b)-18.















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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2001                       RIVIERA HOLDINGS CORPORATION


                                               By: /s/ Duane Krohn
                                               Treasurer and CFO











































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                                  EXHIBIT INDEX

         Exhibit
         Number                                  Description

         99.1 Press Release, dated November 21, 2001, announcing RHC's intention to purchase up to $400,000 of its common stock in accordance with provisions of SEC regulations Section 240.10(b)-18.